UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

FORM 8-K
_____________________

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 30, 2012

Corporate Capital Trust, Inc.
(Exact name of registrant as specified in its charter)

Commission file number:  814-00827

Maryland	27-2857503
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

CNL Center at City Commons 450 South Orange Avenue Orlando, Florida	32801
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (866) 745-3797
____________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

a)    On December 3, 2012, Corporate Capital Trust issued a press release discussing its financing agreement with Scotiabank. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

b) On November 30, 2012, the Company’s board of directors declared distributions for the month of December 2012 that represent an annualized distribution yield of approximately 7% based on the Company’s current public offering price of $10.95 per share. The declared distributions are for weekly record dates between December 4, 2012 through and including December 26, 2012. The distributions will be paid on December 31, 2012 in accordance with the schedule below. The annualized distribution yield should not be interpreted to be a measure of the Company’s current or future performances. It is anticipated that these distributions, in the aggregate, including all prior distributions in 2012, will be substantially supported by taxable income in 2012. The sources of distributions will be disclosed in the Company’s regular financial reports.

The record dates and payment dates will be as follows:

Distribution Record Date	Distribution Payment Date	Declared Distribution Per Share
December 4, 2012	December 31, 2012	$0.014606
December 11, 2012	December 31, 2012	$0.014606
December 18, 2012	December 31, 2012	$0.014606
December 26, 2012	December 31, 2012	$0.014606

The information furnished under this Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information in this Item 2.02, including Exhibit 99.1, shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01. Financial Statements and Exhibits

(a)  Not applicable.

(b)  Not applicable.

(c)  Not applicable.

(d)  Exhibits.

EXHIBIT NUMBER	DESCRIPTION

99.1	Press release dated December 3, 2012

Forward-Looking Statements

Certain statements in this report are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  These statements generally are characterized by the use of terms such as “may,” “will,” “should,” “plan,” “anticipate,” “estimate,” “predict,” “believe” and “expect” or the negative of these terms or other comparable terminology.  Although we believe that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, actual results could differ materially from those set forth in the forward-looking statements.  Given these uncertainties, we caution investors and potential investors not to place undue reliance on such statements.  We undertake no obligation to publicly release the results of any revisions to these forward-looking statements that may be made to reflect future events or circumstances or to reflect the occurrence of unanticipated events.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 3, 2012	CORPORATE CAPITAL TRUST, INC.

	By:	/s/ Paul S. Saint-Pierre
Paul S. Saint-Pierre
Chief Financial Officer